UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________________________________
FORM 8-K
 ______________________________________________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2020
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NATURAL RESOURCE PARTNERS L.P.
(Exact Name of Registrant as Specified in Charter)
  ______________________________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-31465 (Commission File Number)	35-2164875 (I.R.S. Employer Identification No.)
1201 Louisiana St., Suite 3400 Houston, Texas 77002 (Address of principal executive office) (Zip Code)
(713) 751-7507 (Registrant's telephone number, including area code)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	NRP	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02.	Results of Operations and Financial Condition

In accordance with General Instruction B.2. of Form 8-K, the following information and the exhibit referenced therein are being furnished pursuant to Item 2.02 of Form 8-K and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

On February 27, 2020, Natural Resource Partners L.P. announced via press release its earnings and operating results for the fourth quarter of 2019. A copy of NRP’s press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Natural Resource Partners L.P. press release dated as of February 27, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P.
(Registrant)

	By:	NRP (GP) LP
its General Partner

	By:	GP Natural Resource Partners LLC
its General Partner

Date: February 27, 2020		/s/ Kathryn S. Wilson
Kathryn S. Wilson
Vice President and General Counsel